UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 24, 2007

BROWN & BROWN, INC.

(Exact name of registrant as specified in its charter)

Florida	001-13619	59-0864469

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

220 South Ridgewood Avenue, Daytona Beach, Florida 32114

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:    (386) 252-9601

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (d)     On January 24, 2007, the Board of Directors (the "Board") of Brown & Brown, Inc. (the "Company") elected Toni Jennings, by a unanimous vote, to serve as a director of the Company, effective immediately, until the Company's 2007 annual shareholders' meeting.  Ms. Jennings has been appointed to serve on the Audit Committee and the Compensation Committee.   There are no arrangements or understandings between Ms. Jennings and any other person pursuant to which Ms. Jennings was elected as a director.  There are no transactions in which Ms. Jennings has an interest requiring disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

     As with all of the Company's non-employee directors, Ms. Jennings will receive the following compensation: (i) $7,500 for each Board meeting attended in person ($1,500 for each Board meeting attended by telephone, rather than in person); (ii) $2,000 for attendance at the annual Board "retreat;" (iii) $1,500 for each committee meeting attended if such meeting occurs other than in conjunction with regularly scheduled quarterly Board meetings; and (iv) an annual grant of $32,000 worth of shares of the Company's common stock.  Directors also are reimbursed for reasonable out-of-pocket expenses incurred in connection with Board meetings.

Item 7.01	Regulation FD Disclosure.

     On January 24, 2007, the Company issued a press release announcing the election of Ms. Jennings to the Board, as well as certain other information.  A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

     The information furnished herewith pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

Item 9.01	Financial Statements and Exhibits.

  (d) Exhibits.

  The following is furnished herewith:

Exhibit No.                            Description

99.1                                         Press Release dated January 24, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            BROWN & BROWN, INC.

                                                            (Registrant)

                                                            By:       /S/ CORY T. WALKER

                                                                 Cory T. Walker, Chief Financial Officer

Date:    January 30, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 24, 2007.